UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 13, 2003


                             TRIARC COMPANIES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


     DELAWARE                       1-2207              38-0471180
     ---------                      -------             -----------
     (State or other                (Commission         (I.R.S. Employer
     jurisdiction of                File No.)           Identification No.)
     incorporation of
     organization)

     280 Park Avenue
     New York, New York                                 10017
     ------------------------                     -----------------
     (Address of principal executive office)         (Zip Code)


     Registrant's telephone number, including area code:   (212) 451-3000


     ---------------------------------------       -----------------
     (Former name or former address,                  (Zip Code)
     if changed since last report)


Item 5.  Other Events and Regulation FD Disclosure

     On May 13, 2003, Triarc Companies, Inc. (the "Company") issued a press release announcing its intention to raise $125 million through an offering of convertible notes to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). The press release relating to the offering is attached as Exhibit 99.1 to this report.

     On May 14, 2003, the Company issued a press release relating to the pricing of the offering of $150 million principal amount (an increase from the $125 million principal amount previously announced) of its 5.0 % Convertible Notes due 2023 ("Convertible Notes"). In addition, Triarc granted the initial purchaser an option to purchase an additional $25 million principal amount of the Convertible Notes. In connection with the sale of the Convertible Notes, Triarc is repurchasing 1.5 million shares of its Class A Common Stock from the purchasers of the Convertible Notes for approximately $41.7 million (or $27.80 per share) under the terms of Triarc's previously announced $50 million stock repurchase program. The press release relating to the pricing of the transaction is attached as Exhibit 99.2 to this report.

     The Convertible Notes and the Class A common stock issuable upon conversion of the Convertible Notes have not been registered under the Securities Act or applicable state securities laws, and may not be offered or sold in the United States, absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 7. Financial Statements and Exhibits

(c)     Exhibits

99.1    Press release of Triarc Companies, Inc. dated May 13, 2003
99.2    Press release of Triarc Companies, Inc. dated May 14, 2003

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRIARC COMPANIES, INC.


                                        By: Brian L. Schorr
                                            ---------------------------------
                                            Brian L. Schorr
                                            Executive Vice President and
                                            General Counsel

Dated:   May 14, 2003



                                  EXHIBIT INDEX

Exhibit  Description

99.1     Press release of Triarc Companies, Inc. dated May 13, 2003

99.2     Press release of Triarc Companies, Inc. dated May 14, 2003



                                                            Exhibit 99.1

                                                        For Immediate Release

CONTACT:  Anne A. Tarbell
          (212) 451-3030
          www.triarc.com


     TRIARC ANNOUNCES PROPOSED OFFERING OF $125 MILLION OF CONVERTIBLE NOTES


     New York, NY, May 13, 2003 - Triarc Companies, Inc. (NYSE: TRY) announced today that, subject to market and other conditions, it intends to sell $125 million principal amount of convertible notes due 2023 ("convertible notes"), to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). In addition, Triarc will grant the initial purchaser an option to purchase an additional $25 million principal amount of the convertible notes. The convertible notes will be convertible into Triarc Class A common stock under certain circumstances.

     Triarc expects to use a portion of the net proceeds from the offering to purchase up to one and one-half million shares of Triarc Class A common stock from purchasers of the convertible notes, at then current market prices, concurrently with their purchase of such notes. The balance of the net proceeds from the sale of the convertible notes will be used by Triarc for general corporate purposes, which may include working capital, repayment of indebtedness, acquisitions, share repurchases and investments.

     The convertible notes and the Class A common stock issuable upon conversion of the convertible notes, have not been registered under the Securities Act or applicable state securities laws, and may not be offered or sold in the U.S., absent registration or an applicable exemption from registration requirements. This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

     Triarc is a holding company and through its subsidiaries, the franchisor of the Arby's(R) restaurant system and an operator of approximately 240 Arby's restaurants located in the United States.

                                      # # #
                                 Note to follow


                              NOTE TO PRESS RELEASE

     This press release contains forward-looking statements regarding the Company and its financing arrangements, including our expectations that this offering will be successfully completed consistent with the terms outlined above. Actual results and developments may differ materially from those contemplated by these statements depending on, among others, satisfaction of customary closing conditions, as well as changes in the securities or financial markets or in general economic conditions, the availability of equity and debt financing and global political developments. Except as expressly required by law, the Company disclaims any obligation to update these forward looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.



                                                           Exhibit 99.2

                                                     For Immediate Release

CONTACT:  Anne A. Tarbell
          (212) 451-3030
          www.triarc.com


                 TRIARC PRICES $150 MILLION OF CONVERTIBLE NOTES


     New York, NY, May 14, 2003 - Triarc Companies, Inc. (NYSE: TRY) announced today that it has priced an offering of $150 million principal amount (an increase from the $125 million principal amount previously announced) of 5% convertible notes due 2023 ("convertible notes") to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). Triarc has also granted the initial purchaser an option to purchase an additional $25 million principal amount of the convertible notes.

     These notes are convertible into Triarc Class A common stock under certain circumstances at a conversion rate of 25 shares per $1,000 principal amount of the notes (equal to a conversion price of $40.00 per share of Triarc Class A common stock), subject to adjustment in certain circumstances. This represents a conversion premium of approximately 44 percent over Triarc's closing stock price of $27.80 on May 13, 2003. Triarc may not redeem the convertible notes prior to May 20, 2010, after which time Triarc may redeem the notes at 100% of their principal amount plus accrued and unpaid interest, if any.

     In connection with the sale of the convertible notes, Triarc is repurchasing 1.5 million shares of Triarc Class A common stock from purchasers of the convertible notes for approximately $41.7 million (or $27.80 per share) under the terms of Triarc's previously announced $50 million stock repurchase program. The balance of the net proceeds from the sale of the convertible notes will be used by Triarc for general corporate purposes, which may include working capital, repayment of indebtedness, acquisitions, share repurchases and investments.

     The closing of the sale of the convertible notes and the purchase of the Class A common stock is subject to certain conditions and is currently expected to occur on May 19, 2003.

     The convertible notes and the Class A common stock issuable upon conversion of the convertible notes have not been registered under the Securities Act or applicable state securities laws, and may not be offered or sold in the U.S., absent registration or an applicable exemption from registration requirements. This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

     Triarc is a holding company and through its subsidiaries, the franchisor of the Arby's(R) restaurant system and an operator of approximately 240 Arby's restaurants located in the United States.

                                      # # #
                                 Note to Follow


                              NOTE TO PRESS RELEASE

     This press release contains forward-looking statements regarding the Company and its financing arrangements, including our expectations that this offering will be successfully completed in a manner consistent with the terms outlined above. Actual results and developments may differ materially from those contemplated by these statements depending on, among others, satisfaction of customary closing conditions, as well as changes in the securities or financial markets or in general economic conditions, the availability of equity and debt financing and global political developments. Except as expressly required by law, the Company disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.